EV MARATHON WORLDWIDE DEVELOPING
                                 RESOURCES FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1997



         The two-tier investment structure described in the Prospectus has not yet been implemented. Implementation is conditioned upon approval at a shareholders' meeting which has been adjourned. Until approval is obtained, the Fund will invest directly in portfolio securities.




April 1, 1997                                                             M-DRPS